                                                                    EXHIBIT 10.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statements of Korea Electric Power Corporation ("KEPCO") on Form F-3 (No. 33-99550 and No. 333-9180) of our report dated May 19, 2003, appearing in the Annual Report on Form 20-F of KEPCO for the year ended December 31, 2002 and to the reference to us under the heading "Selected Financial Data".




Anjin & Co.

Seoul, Korea
June 27, 2003